EATON VANCE GOVERNMENT OBLIGATIONS FUND
                                  Supplement to
                          Prospectus dated May 30, 2005



THE FOLLOWING REPLACES THE 2ND PARAGRAPH UNDER "VALUING SHARES":

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Most seasoned fixed-rate 30 year MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated
prepayments  and  interest  rates  provided  by  dealers.   Certain  other  MBS,
including, but not limited to, collateralized mortgage obligations and adjustable rate mortgage-backed securities are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or the pricing service is deemed unreliable. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.




July 1, 2005                                                                GOPS

                     EATON VANCE GOVERNMENT OBLIGATIONS FUND
                                  Supplement to
                       Statement of Additional Information
                               dated May 30, 2005



THE FOLLOWING REPLACES THE FIRST FOUR SENTENCES OF THE THIRD PARAGRAPH UNDER "CALCULATION OF NET ASSET VALUE".

As authorized by the Trustees, most seasoned fixed-rate 30 year MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate mortgage-backed securities are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value.




July 1, 2005